UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2017 (October 20, 2017)

GUGGENHEIM CREDIT INCOME FUND 2016 T
(Formerly CAREY CREDIT INCOME FUND 2016 T)
(Exact Name of Registrant as Specified in Charter)

Delaware	814-01094	47-2016837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 Madison Avenue
New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 739-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01 and 1.02.    Entry into a Material Definitive Agreement and Termination of a Material Definitive Agreement.

Shareholders of Guggenheim Credit Income Fund (formerly Carey Credit Income Fund, the "Master Fund") approved a new investment advisory agreement between Guggenheim Partners Investment Management, LLC ("Guggenheim") and the Master Fund (the “New Investment Advisory Agreement”), effective as of October 20, 2017. As such, the agreement between Guggenheim and the Master Fund appointing Guggenheim as the Master Fund’s interim advisor (the “Interim Investment Advisory Agreement”) was terminated by its terms as of October 20, 2017.

There are no material differences between the terms of the Interim Investment Advisory Agreement and the terms of the New Investment Advisory Agreement, except for the deletion of certain items in the New Investment Advisory Agreement which were necessary to comply with the requirements of the interim investment advisory agreement provisions of Rule 15a-4 under the Investment Company Act of 1940, as amended.

Item 5.07.    Submission of Matters to a Vote of Security Holders

On October 20, 2017, the Master Fund held a special meeting of shareholders (the "Special Meeting") at which a quorum was present in person or by proxy.

The proposal is described in detail in the Master Fund’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on September 8, 2017. As of August 25, 2017, the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting, there were 29,302,096.018 issued and outstanding shares of the Master Fund held directly or indirectly through the Feeder Funds by approximately 4,389 holders of record entitled to vote at the Special Meeting, and 16,022,661 of those shares were voted in person or by proxy at the Special Meeting.

Shareholders were asked to consider and act upon the following proposal which received the requisite number of votes to pass.

To approve a new investment advisory agreement between Guggenheim Credit Income Fund and Guggenheim Partners Investment Management, LLC.

For	Against	Abstain
15,365,504	150,436	506,720

The meeting was concluded on October 20, 2017.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of October 20, 2017, Guggenheim Credit Income Fund 2016 T (formerly Carey Credit Income Fund 2016 T, the "Company") filed a certificate of amendment to its certificate of trust changing the Company’s name from “Carey Credit Income Fund 2016 T” to “Guggenheim Credit Income Fund 2016 T.”

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

3.1	Certificate of Amendment to Certificate of Trust (Filed herewith.)
99.1
Investment Advisory Agreement by and between Guggenheim Credit Income Fund and Guggenheim Partners Investment Management, LLC. (Incorporated by reference to Exhibit 99.1 filed with Guggenheim Credit Income Fund's Form 8-K (File No. 814-01117) filed on October 23, 2017.)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GUGGENHEIM CREDIT INCOME FUND 2016 T

Date: October 23, 2017	By:	/s/ Paul S. Saint-Pierre
PAUL S. SAINT-PIERRE
Chief Financial Officer